UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 15, 2003

BLACKROCK, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-15305

DELAWARE	51-0380803
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

40 East 52nd Street

New York, NY 10022

(Address of principal executive offices)

(212) 754-5300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

The Exhibit listed on the Exhibit Index accompanying Form 8-K is furnished herewith.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

A copy of the press release issued by the Corporation on April 15, 2003 to report the Corporation’s results of operations and financial condition for the period ended and as of March 31, 2003 is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKROCK, INC. (Registrant)

By:	/s/ PAUL L. AUDET
Paul L. Audet Managing Director & Chief Financial Officer

Date: April 15, 2003

EXHIBIT INDEX

99.1	Press release issued by the Corporation on April 15, 2003, with respect to the Corporation’s results of operations and financial condition for the period ended and as of March 31, 2003.